UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2019

SHORE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-22345	52‑1974638
(State or Other Jurisdiction of	(Commission file number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

28969 Information Lane, Easton, Maryland		21601
(Address of Principal Executive Offices)		(Zip Code)

(410) 763‑7800

Registrant’s Telephone Number, Including Area Code

N/A

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SHBI	NASDAQ

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01. Regulation FD Disclosure.

Shore Bancshares, Inc. (the “Company”) is filing an investor presentation (the “Presentation”), to be presented by Lloyd L. Beatty, Jr., the Company’s President and Chief Executive Officer, Edward C. Allen, the Company’s  Executive Vice President and Chief Financial Officer and Donna J. Stevens, the Company’s  Executive Vice President and Chief Operations Officer, for presentations to investors and others at the Janney/FIG Partners Community Bank Forum on September 18-19, 2019.  The Presentation replaces and supersedes investor presentation materials previously furnished as an exhibit to the Company’s Current Reports on Form 8‑K.

A copy of the Presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The Presentation is also available on the Company’s web site at www.shbi.com.

Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits that are filed or furnished with this report are listed in the Exhibit Index that immediately follows the signatures hereto, which list is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Shore Bancshares, Inc. Investor Presentation (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: September 18, 2019	By:	/s/ Lloyd L. Beatty, Jr.
Lloyd L. Beatty, Jr. President and Chief Executive Officer